NORTH AMERICAN FUNDS

Growth & Income Fund	International Equity Fund	Core Bond Fund
Large Cap Growth Fund	International Small Cap Fund	High Yield Bond Fund
Mid Cap Growth Fund	Balanced Fund	Municipal Bond Fund
Mid Cap Value Fund Science and Technology Fund	Aggressive Growth LifeStyle Fund Conservative Growth LifeStyle Fund	Strategic Income Fund U.S. Government Securities Fund
Small Cap Growth Fund Stock Index Fund	Moderate Growth LifeStyle Fund Socially Responsible Fund	Money Market Fund Municipal Money Market Fund
Global Equity Fund
Small Cap Index Fund

SUPPLEMENT DATED August 3, 2001

TO PROSPECTUS dated March 1, 2001

This supplement supercedes any previous supplements.

American General Corporation ("AGC") and American International Group, Inc. ("AIG") have entered into an agreement, dated as of May 11, 2001, pursuant to which AIG will acquire AGC (the "Transaction"). It is currently anticipated that the Transaction will close before the end of 2001 (the "Closing Date"), subject to receipt of necessary approvals. AGC is the parent corporation of American General Asset Management Corp. ("AGAM"), the investment adviser to North American Funds (the "Trust"). As a result of the Transaction, AGAM will become a wholly owned subsidiary of AIG. Under the Investment Company Act of 1940, the change of control of an investment adviser results in the assignment of the advisory agreement and its automatic termination. In addition, for those separate series of the Trust (each, a "Fund") which engage a subadviser, each subadvisory agreement provides that it terminates automatically upon the termination of the advisory agreement with AGAM. To ensure the uninterrupted provision of investment advisory and subadvisory services to the Trust following the Closing Date, the Board of Trustees of the Trust approved the continuation of the Trust's existing advisory and subadvisory arrangements.

Specifically, at a meeting held on July 16-17, 2001, the Board approved an interim advisory agreement and a new investment advisory agreement between the Trust, on behalf of each Fund, and AGAM. The interim advisory agreement will cover the period from the Closing Date through the date of shareholder approval, when the new investment advisory agreement will take effect. The new investment advisory agreement is the same in all material respects as the current investment advisory agreement, including the fees charged. The new investment advisory agreement will be submitted to shareholders for approval at a meeting that is currently scheduled to be held on November 7, 2001 (the "Shareholders' Meeting"). Shareholders of the Small Cap Index Fund and Socially Responsible Fund will not participate in the Shareholders' Meeting, since their Funds will be liquidating, as discussed below.

The Board approved new subadvisory agreements with each of the current subadvisers to the Funds. The terms of each new subadvisory agreement are the same in all material respects as the current corresponding subadvisory agreement. The Board has the authority pursuant to an exemptive order granted by the Securities and Exchange Commission to approve the new subadvisory agreements without a shareholder vote as to all Funds other than those subadvised by American General Investment Management, L.P. ("AGIM"), an affiliate of AGAM. With respect to the Funds subadvised by AGIM, the Board acknowledged that AGIM may be reorganized after the Closing Date with another affiliate. To accommodate this possibility, the Board approved a new subadvisory agreement with AGIM or its affiliate. The new subadvisory agreements for the Funds subadvised by AGIM will be submitted for shareholder approval at the Shareholders' Meeting

In addition, after the Closing Date, AGAM will be an affiliate of SunAmerica Asset Management Corp., which serves as investment adviser to the SunAmerica Mutual Funds, a complex consisting of 30 investment portfolios and approximately $7 billion in assets under management as of June 30, 2001. At a meeting of the Board of Trustees held on August 2, 2001, the Board considered and approved reorganizing certain Funds into SunAmerica Mutual Funds (each, a "Reorganization"). This proposal generally will allow Fund shareholders to pursue a similar investment objective within a larger fund complex, which has the potential to offer economies of scale and other benefits. Certain of the SunAmerica Mutual Funds will be newly created in connection with the Reorganizations. These newly created funds will essentially be continuations of the corresponding North American Funds under the SunAmerica name. It is anticipated that each Reorganization will be tax-free to shareholders, who would receive, in exchange for their Fund shares, shares of a comparable class of a corresponding SunAmerica Mutual Fund. Each Reorganization is subject to a number of conditions, including receipt of shareholder approval at the Shareholders' Meeting and approval of the Board of Directors/Trustees of the SunAmerica Mutual Funds.

Fund shareholders will receive information about the Reorganizations in a proxy statement/prospectus relating to the Shareholders' Meeting. For more information about any particular proposed Reorganization, please call 1-800-872-8037.

The following charts indicate the SunAmerica Mutual Fund into which it has been proposed that each of the Funds be reorganized. Each of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Style Select Series, Inc., SunAmerica Strategic Investment Series, Inc. and SunAmerica Money Market Funds, Inc. is a registered investment company consisting of multiple investment series or portfolios.

North American Funds SunAmerica Mutual Funds
SunAmerica Equity Funds:
Balanced Fund	Balanced Assets Fund
Large Cap Growth Fund	Blue Chip Growth Fund
Growth & Income Fund	Growth and Income Fund
Mid Cap Growth Fund	Growth Opportunities Fund
Global Equity Fund International Equity Fund International Small Cap Fund	International Equity Fund*
SunAmerica Income Funds:
High Yield Bond Fund	High Yield Bond Fund (currently named the High Income Fund)
U.S. Government Securities Fund	U.S. Government Securities Fund
Municipal Bond Fund	Tax Exempt Insured Fund
Core Bond Fund	Core Bond Fund*
Strategic Income Fund	Strategic Income Fund (currently named the Diversified Income Fund)
SunAmerica Style Select Series, Inc.:
Small Cap Growth Fund	Small-Cap Growth Portfolio*
Mid Cap Value Fund	Multi Cap Value Portfolio (currently named the Value Portfolio)
SunAmerica Strategic Investment Series, Inc.:
Stock Index Fund	Stock Index Fund*
Science and Technology Fund	Science & Technology Fund*
Aggressive Growth LifeStyle Fund	Aggressive Growth LifeStage Fund*
Moderate Growth LifeStyle Fund	Moderate Growth LifeStage Fund*
Conservative Growth LifeStyle Fund	Conservative Growth LifeStage Fund*
SunAmerica Money Market Funds, Inc.:
Money Market Fund	SunAmerica Money Market Fund
Municipal Money Market Fund	SunAmerica Municipal Money Market Fund*

* indicates a newly created investment portfolio.

Small Cap Index Fund and Socially Responsible Fund - Funds Closing

At the meeting on August 2, 2001, the Board determined that it would be in the best interests of shareholders of each of the Small Cap Index Fund and the Socially Responsible Fund (the "Liquidating Funds") to cease operations and be liquidated as of October 26, 2001. Accordingly, as of August 3, 2001, Classes A, B and C of the Liquidating Funds will no longer accept investments from new investors. Current Class A, B, and C shareholders may add to their accounts, including purchases through periodic investment plans, through August 31, 2001. Current shareholders of Class I shares of the Liquidating Funds may add to their accounts, including purchases through periodic investment plans. If shareholders redeem their Liquidating Fund shares, no contingent deferred sales charges that would otherwise be applicable will be deducted from proceeds upon redemption. Further, no contingent deferred sales charges will be deducted from liquidation proceeds for those shareholders who hold their shares until liquidation. You may be subject to tax as a result of a Fund liquidation. Please consult your own tax advisor.

Other Information

As of July 27, 2001, Stephen J. Lurito no longer serves as Co-Portfolio Manager of the Small Cap Growth Fund.

Effective May 1, 2001, Joseph R. Grause, Jr. ceased serving as an officer and trustee of the Fund.

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